Exhibit 99.1

RocketFuel Blockchain Appoints New CTO to Head Development of its Blockchain Payment Solutions

Las Vegas, Nevada, October 6, 2020 (GLOBE NEWSWIRE) — RocketFuel Blockchain, Inc. (OTC: RKFL) (“RocketFuel” or the “Company”), a developer of blockchain-based check-out technologies for eCommerce and brick and mortar retailers, today announced that on October 2, 2020 it appointed Rohan Hall as its Chief Technology Officer. Hall has over 30 years’ experience in tech as a founder of several successful companies, and has built and implemented technology solutions for multiple Fortune 500 companies and startups including HP, PeopleSoft/Oracle, Corning, Honda, American Red Cross. He is also a well-known author and frequent speaker on topics including blockchain, cryptocurrencies, fintech and related technologies.

His recent projects include: Founder CEO/CTO of Vottun, a blockchain startup, where he developed end-to-end blockchain products in education, healthcare, supply chain management; Senior Emerging Technology Architect for Capital Group|American Funds, a large financial services company, researching, educating, driving and architecting technology innovation with new emerging technologies including blockchain, cognitive computing, and artificial intelligence; and Founder/CEO/CTO of Tradesocio, a fintech startup, where he built one of the first online social trading platforms in the fintech industry.

Peter Jensen, RocketFuel’s CEO, commented: “We are extremely fortunate to have landed such an experienced and well-regarded CTO in Rohan Hall, who brings decades of experience as a corporate executive and is a leading creator of technologies in the blockchain and fintech spaces. We feel confident that Rohan will successfully spearhead our company’s development of its blockchain payment solutions as we move into our development phase.”

About RocketFuel Blockchain, Inc.

RocketFuel Blockchain Inc. is developing blockchain-based technologies to bring highly efficient check-out and privacy protection solutions to eCommerce and brick and mortar merchants and their customers.

The blockchain technologies developed by RocketFuel are designed to focus on enhanced customer privacy protection eliminating the risk of data breach while increasing the speed, the security and the ease of use. RocketFuel believes that users of its technologies will be able to enjoy seamless check-out and forget about the clunky cart paradigm of the past. We also believe merchants will be able to implement new impulse buying schemes and generate new sales channels that may be unavailable in present day eCommerce sites. More information about RocketFuel is available at: rocketfuelblockchain.com

Forward-Looking Statements

The Company believes that this press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. Such forward-looking statements, including but not limited to statements regarding the plans and objectives of management for future operations, are based on management’s current expectations and are subject to risks and uncertainties that could cause results to differ materially from the forward-looking statements. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, market acceptance of the company’s products and services; competition from existing products or new products that may emerge; the implementation of the company’s business model and strategic plans for its business and our products; estimates of the company’s future revenue, expenses, capital requirements and need for financing; current and future government regulations; and developments relating to the company’s competitors. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. For further information on such risks and uncertainties, you are encouraged to review the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2020. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

For further information contact: press@rocketfuelblockchain.com